UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2018

AMERICAN INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Water Street

New York, New York 10038

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 770-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 8 — Other Events

Item 8.01.	Other Events.

Prior to the fourth quarter of 2017, American International Group, Inc. (the “Company”) reported the results of its businesses through two reportable segments (Commercial Insurance and Consumer Insurance), an Other Operations category and a Legacy Portfolio. The Commercial Insurance reportable segment had two operating segments – Liability and Financial Lines and Property and Special Risks. The Consumer Insurance reportable segment had four operating segments – Individual Retirement, Group Retirement, Life Insurance and Personal Insurance. The Other Operations category consisted of business and items not attributed to our Commercial Insurance and Consumer Insurance reportable segments or our Legacy Portfolio. The Legacy Portfolio consisted of run-off insurance lines and legacy investments.

In the fourth quarter of 2017, the Company completed its previously announced reorganization and modified the presentation of its financial results to reflect its new operating structure. The new operating structure will report the results of its businesses through two reportable segments (General Insurance and Life and Retirement), an Other Operations category and a Legacy Portfolio. The Other Operations category consists of businesses and items not attributed to our General Insurance and Life and Retirement reportable segments or our Legacy Portfolio. The Legacy Portfolio consists of run-off insurance lines and legacy investments that are considered non-core. Within the new operating structure, the General Insurance and Life and Retirement reportable segments include the following operating segments:

General Insurance

•	North America – consists of the Commercial Lines businesses previously included in the Commercial Insurance reportable segment as well as the Personal Insurance businesses previously included in the Consumer Insurance reportable segment. North America results primarily include insurance businesses in the United States, Canada and Bermuda before consideration of internal reinsurance agreements.

•	International – consists of the Commercial Lines businesses previously included in the Commercial Insurance reportable segment as well as the Personal Insurance businesses previously included in the Consumer Insurance reportable segment. International results include insurance businesses in Japan, United Kingdom, Europe, Asia Pacific, Puerto Rico, Australia, and the Middle East before consideration of internal reinsurance agreements.

Life and Retirement

•	Individual Retirement – previously reported in Consumer Insurance reportable segment

•	Group Retirement – previously reported in Consumer Insurance reportable segment

•	Life Insurance – previously reported in Consumer Insurance reportable segment

•	Institutional Markets – previously reported in the Other Operations category

The Company has updated its Third Quarter 2017 Financial Supplement to include revised historical segment results for each of the nine months ended September 30, 2016 and 2017, the quarter and year ended December 31, 2016 and the quarters ended March 31, June 30 and September 30, 2016 and 2017. The updated Third Quarter 2017 Financial Supplement reflects the segment reporting changes. These segment changes had no impact on the Company’s Consolidated Balance Sheets, Consolidated Statements of Income, or Consolidated Statements of Cash Flows.

The updated Third Quarter 2017 Financial Supplement is available on the Company’s website at www.aig.com. Information contained on the Company’s website or that can be accessed through the Company’s website is not incorporated by reference into this Current Report on Form 8-K. Reference to the Company’s website is made as an inactive textual reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC.
(Registrant)

Date: January 23, 2018	By:	/s/ James J. Killerlane III
	Name:	James J. Killerlane III
	Title:	Associate General Counsel and Assistant Secretary